UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 13, 2023
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

VMware held its Annual Meeting of Stockholders on July 13, 2023 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (1) elected the three Class I director nominees to each serve a three-year term expiring at the 2026 Annual Meeting of Stockholders; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) selected, on an advisory basis, one year as the frequency with which stockholders are provided future advisory votes on executive compensation; and (4) ratified the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for the fiscal year ending February 4, 2024.

1.Election of Class I directors:

	For	Against	Abstain	Broker Non-Votes
Anthony Bates	336,780,021	14,086,794	1,009,243	40,576,529
Michael Dell	330,878,584	19,523,936	1,473,538	40,576,529
Egon Durban	302,866,916	47,974,712	1,034,430	40,576,529
2.Non-binding advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
321,112,113	29,708,963	1,054,982	40,576,529
3.Non-binding advisory vote on the frequency of advisory votes on execute compensation:

One Year	Two Years	Three Years	Abstain		Broker Non-Votes
349,962,663	92,589	815,860	1,004,946	40576529	40,576,529
4.Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending February 2, 2024.

For	Against	Abstain
385,765,122	5,705,839	981,626
In connection with the stockholder vote on Proposal No. 3, the Board determined that the Company will hold an annual advisory vote on the compensation of the Company's named executive officers as disclosed in the proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission, until such time as the next advisory vote is submitted to the stockholders of the Company with regard to the frequency of future advisory votes on the compensation of the Company's named executive officers, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 14, 2023

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary